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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):     March 6, 2002
                                                            -------------

                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

  Pennsylvania                     0-26185               23-2663337
---------------                    -------               ----------
(State or Other                (Commission File        (I.R.S. Employer
Jurisdiction of                    Number)            Identification No.)
Incorporation)

      2520 Renaissance Boulevard
     King of Prussia, Pennsylvania                            19406
-----------------------------------------             --------------------
(Address of Principal Executive Offices)                    (Zip Code)

    Registrant's telephone number, including area code:    (610) 278-7800
                                                           --------------

                                Not Applicable
------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     On March 6, 2002, the United States District Court for the District of Delaware (the "Court") approved the Joint Consolidated Liquidating Plan of Reorganization (the "Plan") of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC (collectively, the "Debtors") and an order was signed and entered by the Court on March 18, 2002. A copy of the Debtor's Plan is attached hereto as exhibit 99.1. PURSUANT TO THE TERMS OF THE PLAN, OUR SHAREHOLDERS WILL NOT RECEIVE ANY CASH OR SHARES OF COMMON STOCK OF THE RIGHT START, INC. IN CONNECTION WITH OUR LIQUIDATION AND ALL OF OUR OUTSTANDING SECURITIES WERE CANCELLED.

     On March 15, 2002, the Debtors filed Amended January Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' January Monthly Operating Reports were initially filed with the Bankruptcy Court on March 6, 2002, but were amended to correct the date entered at the top of the reports. Copies of those amended monthly operating reports are attached hereto as Exhibit 99.2, and are incorporated herein in their entirety. Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC are our subsidiaries. Copies of any bank statements originally filed with the Bankruptcy Court as part of the Amended January Monthly Operating Reports have been omitted.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.

99.2 Amended January Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on March 15, 2002.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZANY BRAINY, INC.


Date:   March 18, 2002                   By: /s/ John V. Reilly
      -----------------                     --------------------
                                            John V. Reilly
                                            President

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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.

99.2 Amended January Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on March 15, 2002.

                                       5